Annex no. 3

to the Lease Agreement of 01.04.2016,
concluded in Gdansk on 29.01.2020.

between:
SKKW SA, with its registered office in Gdańsk (post code: 80-717) ul. Miałki Szlak 52, registered in the National Court Register under KRS number 0000732544, NIP [Tax ID No.]: 5832997845, Regon [Business Statistical No.]: 220483407, share capital: PLN 15,000,000.00, represented by:
Krzysztof Słodkowski - Member of the Management Board,
Krzysztof Wilski - Member of the Management Board,
hereinafter referred to as the **Lessor**,
and
Achilles Polska sp. z o.o., with its registered office in Cedry Wielkie /post code: 83-020/ ul. M. Płazynskiego 6, registered in the National Court Register under KRS number 0000000662, NIP [Tax ID No.]: 5832715203, Regon [Business Statistical No.]: 192499708, share capital: PLN 2,280,000.00,
represented by:
Maciej Sosnierz - Member of the Management Board,
hereinafter referred to as the **Lessee**.

This Annex changes the content of § 3 point 7 and § 4 point 1 of the Lease Agreement of 01.04.2016. In addition, § 3 of this Agreement receives point 8. The above-mentioned points are replaced by the following:

§ 3

7. The Lease Agreement is binding on the Parties for a fixed period, until 31 December 2024, from the possibility of its extension for the next lease period.
8. The Parties to this Agreement agree to perform renovation works in office and social rooms, the scope of which is specified in Attachment no. 1 to this Annex.

§ 4

1. Starting from 1 February, 2020, the Lessee shall pay the Lessor a monthly rent in the following amount:
   1.1. for the storage rooms specified in § 2 point 1.1.1 and in § 2 point 1.2.1., the rate of PLN 13.00 (in words: thirteen zlotys and zero groszy) for 1 m^2 of the leased area;
   1.2. for the office and social rooms specified in § 2 point 1.1.2. and in § 2 point 1.2.2., the rate of PLN 27.00 (in words: twenty-seven zlotys and zero groszy) for 1 m^2 of the leased area.

The monthly amount of the rent will be the sum of the products respectively of the above specified rates and the appropriate surface area determined on the basis of the provisions of § 2 point 1 of this Agreement.

The paragraphs of the Lease Agreement of 01.04.2016, along with subsequent amendments, unchanged by this Annex, will remain in force.
This Annex shall be binding on the Parties from 01.02.2020 and was introduced in two identical copies, one for each Party.

Lessor: *Lessee:*

[stamp:] Member of the Board [illegible signature] *Krzysztof Wilski*	Member of the Board [illegible signature] *Krzysztof Słodkowski*	[stamp:] MEMBER OF THE BOARD [illegible signature] *Maciej Sosnierz*

[stamp:] Achilles Polska Sp. z o.o.
83-020 Cedry Wielkie, ul. M. Płazynskiego 6
NIP [Tax ID No.]: 5832715203, Regon [Business Statistical No.]: 192499708
tel. 58 683 60 30, 58 683 60 50 fax 58 683 60 33

SKKW SA
ul. Miałki Szlak 52, 80-717 Gdańsk
REGON [Business Statistical No.] 220483407 NIP [Tax Identification No.] 583-299-78-45
tel. 58 305 37 16

ATTACHMENT no. 1
to Annex no. 3 of 29.01.2020
(concern. the Lease Agreement of 01.04.2016)

SCOPE OF RENOVATION WORKS

1. Subject of the Work

Renovation works will concern room No. A1.03 (showers) and room No. A1.06 (kitchen) located in module no. 9 hall D.

2. Scope of work

2.1. Room A1.03

1. removal of shower enclosures;
2. disassembly of the whitened fittings;
3. concealing in the walls and in the floor of water and sanitary facilities;
4. wall covering (to the height of the glaze) gypsum board;
5. construction of floors made of wood-like panels;
6. lighting and manual ventilation; adjusting the lighting, as in office rooms

7. installation of an existing electric boiler, with its inspection and possible repair;

8. removal of matt films in exterior windows;

9. painting the room in a white color.

2.2. Room A1.06

- making a connecting opening in between room no. A1.05 and room no. A1.06, to a height of up to 2.5 m and up to 3.0 m wide;
- processing and painting of a wall with a connecting opening.

3. Due date

- by 31.03.2020

4. Financing

The above-mentioned scope of work will be performed by the Lessor at its own expense. All potential additional works shall be financed by the Lessee.

[stamp:] Member of the Board Member of the Board
[illegible signature] [illegible signature]
Krzysztof Wilski *Krzysztof Słodkowski*

SKKW SA
ul. Miałki Szlak 52, 80-717 Gdańsk
REGON [Business Statistical No.] 220483407 NIP [Tax Identification No.] 583-299-78-45
tel. 58 305 37 16

[stamp:] MEMBER OF THE BOARD
[illegible signature]
Maciej Sosnierz

[stamp:] Achilles Polska Sp. z o.o.
83-020 Cedry Wielkie, ul. M. Płazynskiego 6
NIP [Tax ID No.]: 583-27-15-203, Regon [Business Statistical No.]: 192499708
tel. 58 683 60 30, 58 683 60 50 fax 58 683 60 33